UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 19, 2007

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10140 (Commission file number)	95-3629339 (I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California (Address of principal executive offices)	91764 (Zip Code)

Registrant’s telephone number, including area code:      (909) 980-4030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

        On April 18, 2007, the Compensation Committee of the Board of Directors of CVB Financial Corp. (the "Company") approved the CVB Financial Corp. Discretionary Performance Compensation Plan for 2007. The Performance Plan provides for bonus compensation based on achievement of certain performance goals. Each of the Company's executive officers is eligible to receive a bonus based on achievement of the performance criteria. The Performance Plan will be administered in conjunction with the Company's Executive Incentive Plan approved by the Company's shareholders in 2004.

        For CVB’s President and Chief Executive Officer and each of our executive officers, performance compensation will be based on the following individual categories (as reflected in the performance of CVB Financial Corp.): Return on Average Equity, Earnings Growth, Demand Deposits, Total Deposits, Business Loans, Total Loans, Fee Income.

        Assuming the requisite minimum return on equity is met, the total performance compensation which may be earned by Mr. Christopher D. Myers, President and Chief Executive Officer, is between 75% and 150% of his base salary. The total performance compensation which may be earned by each of Messrs. Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer, Jay Coleman, Executive Vice President, Sales Division, and Edward J. Mylett, Jr., Executive Vice President, Credit Management Division, is between 25% and 75% of their respective base salaries.

        A copy of the Performance Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02    Results of Operations and Financial Condition

        On April 19, 2007, CVB Financial Corp. issued a press release setting forth its earnings for the first quarter ending March 31, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

Item 9.01         Financial Statements and Exhibits

                            (a)       Financial Statements

                                        Not Applicable

                           (b)       Pro Forma Financial Information

                                        Not Applicable

                           (c)       Shell Company Transactions

                                        Not Applicable

                           (d)       Exhibits

                                        10.1        Discretionary Performance Compensation Plan 2007

                                        99.1        Press Release dated April 19, 2007

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        CVB FINANCIAL CORP.
                                                                                                                        (Registrant)

Date: April 19, 2007	By: /s/ Edward J. Biebrich, Jr. Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer

Exhibit Index

10.1    Discretionary Performance Compensation Plan 2007

99.1    Press Release, dated April 19, 2007